UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                        ---------------------------------

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 30, 2004

                                MONSANTO COMPANY
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               (Exact Name of Registrant as Specified in Charter)

       Delaware                          001-16167               43-1878297
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(State or Other Jurisdiction of   (Commission File Number)     (IRS Employer
 Incorporation)                                              Identification No.)

                          800 North Lindbergh Boulevard
                            St. Louis, Missouri 63167
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (314) 694-1000

Monsanto Company (the "Company") is filing this Form 8-K/A to amend its Current Report on Form 8-K dated and filed with the Securities and Exchange Commission on June 30, 2004 in order to correct information provided under Items 9 and 12. Accordingly, Items 9 and 12 are amended as follows.

ITEM 9.  REGULATION FD DISCLOSURE.

     The first paragraph under Item 9 is hereby amended to read in its entirety as follows:

     We have updated our historical pro forma financial information reflecting the classification of our European breeding and seed business for wheat and barley and plant-made pharmaceuticals program as discontinued operations. This updated historical pro forma financial information is attached hereto as Exhibits 99.5 and 99.6, is incorporated by reference herein and will be posted to our website.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     The third paragraph under Item 12 is hereby amended to read in its entirety as follows:

     We have also updated our historical pro forma financial information reflecting the classification of our European breeding and seed business for wheat and barley and plant-made pharmaceuticals program as discontinued operations. This updated historical pro forma financial information is attached hereto as Exhibits 99.5 and 99.6, is incorporated by reference herein and will be posted to our website.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  June 30, 2004
                                MONSANTO COMPANY



                                By:      /s/ Nancy E. Hamilton
                                   ---------------------------------------------
                                   Name:  Nancy E. Hamilton
                                   Assistant Secretary



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